                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-08299

                  Oppenheimer International Small Company Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: August 31

                      Date of reporting period: 05/28/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS May 28, 2010 (Unaudited)*

                                                                        Shares           Value
                                                                     -----------    --------------
COMMON STOCKS--96.5%
CONSUMER DISCRETIONARY--9.1%
AUTO COMPONENTS--2.1%
Azure Dynamics Corp., Legend Shares(1,2)                              30,000,000    $    7,839,225
Westport Innovations, Inc.(2,3)                                          664,286        10,856,822
Westport Innovations, Inc., Legend Shares(2,3)                           235,714         3,852,414
                                                                                    --------------
                                                                                        22,548,461
                                                                                    --------------
HOTELS, RESTAURANTS & LEISURE--3.8%
Accordia Gold Co. Ltd.                                                    15,000        14,767,150
Home Inns & Hotels Management, Inc., ADR(2)                              300,000        11,427,000
PartyGaming plc(2)                                                     4,000,000        15,103,617
                                                                                    --------------
                                                                                        41,297,767
                                                                                    --------------
HOUSEHOLD DURABLES--1.4%
Gafisa SA, ADR                                                         1,250,000        14,875,000
MULTILINE RETAIL--1.8%
Don Quijote Co. Ltd.                                                     600,000        15,492,501
PT Ramayana Lestari Sentosa Tbk                                       60,000,000         4,775,608
                                                                                    --------------
                                                                                        20,268,109
                                                                                    --------------
CONSUMER STAPLES--3.5%
FOOD PRODUCTS--1.8%
Agriterra Ltd.(2,3)                                                   50,000,000         2,367,424
SLC Agricola SA                                                        2,250,000        17,176,519
                                                                                    --------------
                                                                                        19,543,943
                                                                                    --------------
PERSONAL PRODUCTS--1.7%
Dr. Ci:Labo Co. Ltd.                                                       7,500        18,071,903
ENERGY--21.7%
ENERGY EQUIPMENT & SERVICES--0.8%
Polarcus Ltd.(2)                                                      10,000,000         8,864,497
OIL, GAS & CONSUMABLE FUELS--20.9%
Berkeley Resources Ltd.(2)                                             3,000,000         2,900,813
Black Marlin Energy Holdings Ltd., Legend Shares(2,3)                 20,000,000         7,126,568
Calvalley Petroleum, Inc., Cl. A(2,3)                                  9,000,000        28,392,246
DNO International ASA(2)                                              15,000,000        18,093,988
Gulf Keystone Petroleum Ltd.(2)                                       16,000,000        17,816,599
Heritage Oil Ltd.(2)                                                   2,500,000        15,695,523
Ivanhoe Energy, Inc.(2)                                                3,660,000         8,346,636
Ivanhoe Energy, Inc., Legend Shares(2)                                 2,340,000         5,336,374
Pacific Rubiales Energy Corp.(2)                                         927,963        19,310,519
Petro Rubiales Energy Corp., Legend Shares(2)                             72,037         1,499,060
Petrodorado Energy Ltd., Legend Shares(2)                             17,000,000         5,734,512
Riversdale Mining Ltd.(2)                                              3,500,000        27,012,893
Sable Mining Africa Ltd.(2)                                           40,000,000        12,916,456
Shamaran Petroleum Corp.(2)                                           15,000,000         5,986,317
SouthGobi Energy Resources Ltd.(2,4)                                   1,150,000        14,170,611
SouthGobi Resources Ltd.(2,4)                                            250,000         3,005,036


                1 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS May 28, 2010 (Unaudited)*

                                                                        Shares           Value
                                                                     -----------    --------------
COMMON STOCKS CONTINUED
OIL, GAS & CONSUMABLE FUELS CONTINUED
Universal Power Corp.(2)                                               1,503,000    $    2,684,949
Uranium One, Inc.(2)                                                   7,000,000        14,433,675
Whitehaven Coal Ltd.                                                   4,000,000        16,150,596
                                                                                    --------------
                                                                                       226,613,371
                                                                                    --------------
FINANCIALS--22.9%
CAPITAL MARKETS--2.4%
GP Investments Ltd., BDR(2)                                            2,080,649         7,511,782
Matsui Securities Co. Ltd.                                             2,750,000        18,482,565
RISA Partners, Inc.                                                          116            52,961
                                                                                    --------------
                                                                                        26,047,308
                                                                                    --------------
COMMERCIAL BANKS--7.4%
Allahabad Bank Ltd.                                                    3,000,000        10,449,034
Andhra Bank                                                            2,000,000         5,739,541
Banco Macro SA, ADR                                                      500,000        13,625,000
Dena Bank Ltd.                                                         8,000,000        14,926,160
Oriental Bank of Commerce                                              3,000,000        21,151,884
Vozrozhdenie Bank                                                        500,000        14,000,000
                                                                                    --------------
                                                                                        79,891,619
                                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES--3.4%
Arques Industries AG(2,3)                                              2,250,000         3,992,514
Fidec Corp.(2)                                                             3,000           480,887
IG Group Holdings plc                                                  2,000,000        10,958,131
Osaka Securities Exchange Co. Ltd.                                         4,000        19,931,801
World Energy Solutions, Inc.(2,3)                                        600,000         1,753,136
                                                                                    --------------
                                                                                        37,116,469
                                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS--0.8%
Kenedix Realty Investment Corp.                                            3,000         8,636,497
REAL ESTATE MANAGEMENT & DEVELOPMENT--8.9%
E-House China Holdings Ltd., ADS                                       1,200,000        17,484,000
Funai Zaisan Consultants Co. Ltd.                                          1,000           369,534
Kenedix, Inc.(2)                                                          60,000        15,097,626
KWG Property Holding Ltd.                                             25,000,000        14,192,064
Mahindra Lifespace Developers Ltd.                                     1,000,000         9,245,260
Shui On Land Ltd.                                                     20,000,000         8,571,298
Sobha Developers Ltd.                                                  2,000,000        13,231,851
Soho China Ltd.                                                       35,000,000        18,519,011
                                                                                    --------------
                                                                                        96,710,644
                                                                                    --------------
HEALTH CARE--3.6%
HEALTH CARE PROVIDERS & SERVICES--1.6%
Fleury SA(2)                                                           1,750,000        17,198,567
HEALTH CARE TECHNOLOGY--2.0%
M3, Inc.                                                                   6,000        22,390,725
INDUSTRIALS--0.9%
MACHINERY--0.9%
Electrovaya, Inc.(2)                                                   3,000,000         9,977,195


                2 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS May 28, 2010 (Unaudited)*

                                                                        Shares           Value
                                                                     -----------    --------------
COMMON STOCKS CONTINUED
INFORMATION TECHNOLOGY--6.6%
INTERNET SOFTWARE & SERVICES--5.5%
Opera Software ASA(3)                                                 17,000,000    $   59,754,415
SOFTWARE--1.1%
OnMobile Global Ltd.(2)                                                2,250,000        12,452,996
MATERIALS--22.7%
CHEMICALS--1.6%
Methanex Corp.                                                           800,000        16,784,493
METALS & MINING--21.0%
Anvil Mining Ltd.(2,3)                                                 8,000,000        25,009,502
Banro Corp.(2)                                                         8,000,000        14,595,211
Colossus Minerals, Inc.(2)                                             3,000,000        20,496,009
Detour Gold Corp.(2)                                                     700,000        14,932,535
Dynasty Metals & Mining, Inc.(2)                                       1,750,000         6,102,716
Equinox Minerals Ltd.(2)                                               6,000,000        20,809,578
Franco-Nevada Corp.                                                      500,000        14,253,136
Hana Mining Ltd.(2)                                                    3,500,000         5,254,656
Ivernia, Inc.(2,3)                                                    13,300,000         4,170,468
Ivernia, Inc., Legend Shares(1,2,3)                                    3,200,000         1,003,421
Lundin Mining Corp.(2)                                                 4,500,000        16,761,688
MagIndustries Corp.(2)                                                17,000,000         5,815,279
Mirabela Nickel Ltd.(2)                                                6,600,000        11,727,480
Mirabela Nickel Ltd., Legend Shares(2)                                 1,400,000         2,487,647
Mountain Province Diamonds, Inc., Legend Shares(2)                     1,000,000         2,280,502
Nevsun Resources Ltd.(2)                                               3,347,600        10,051,707
SEMAFO, Inc.(2)                                                        3,000,000        19,669,327
Stornoway Diamond Corp.(2)                                             5,000,000         2,660,585
Thompson Creek Metals Co., Inc.(2)                                     1,750,000        17,177,404
Western Areas NL                                                       4,000,000        13,372,625
                                                                                    --------------
                                                                                       228,631,476
                                                                                    --------------
PAPER & FOREST PRODUCTS--0.1%
MagIndustries Corp., Legend Shares(2,5)                                3,000,000         1,026,226
TELECOMMUNICATION SERVICES--0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.8%
Enablence Technologies, Inc.(2,3)                                     17,000,000         8,722,919
UTILITIES--4.7%
ELECTRIC UTILITIES--0.9%
EOS Russia AB(2)                                                       1,700,000        10,327,897
ENERGY TRADERS--2.3%
GVK Power & Infrastructure Ltd.(2)                                    17,000,000        15,452,972
Ram Power Corp.(2)                                                     4,000,000         9,730,141
                                                                                    --------------
                                                                                        25,183,113
                                                                                    --------------
GAS UTILITIES--1.5%
Xinao Gas Holdings Ltd.(2)                                             6,000,000        15,885,780


                3 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS May 28, 2010 (Unaudited)*

                                                                                         Value
                                                                                    --------------
Total Common Stocks (Cost $1,126,263,023)                                           $1,048,821,390

                                                                      Principal
                                                                        Amount
                                                                     -----------
CONVERTIBLE CORPORATE BONDS AND NOTES--1.3%
Ivernia, Inc., 8% Cv. Sr. Nts., 4/27/13(3)
(Cost $5,000,000)                                                    $ 5,000,000        14,253,136

                                                  Expiration   Strike
                                                     Date       Price      Contracts
                                                  ----------   ------   --------------
OPTIONS PURCHASED--0.3%
Japanese Yen (JPY)
Put(2)
(Cost $4,195,000)                                   1/13/12      $105   20,000,000,000   2,694,000

                                                                        Units
                                                                     -----------
RIGHTS, WARRANTS AND CERTIFICATES--0.3%
Ivanhoe Energy, Inc. Rts., Strike Price $3.16, Exp.
1/25/11(2)                                                               835,000           215,363
Mountain Province Diamonds, Inc., Legend Shares Wts.,
Strike Price $3.20, Exp. 6/8/11(2)                                       500,000           217,880
Petrodorado Energy Ltd., Legend Shares Wts., Strike
Price $0.35, Exp. 12/9/12(2)                                          17,000,000         3,221,778
                                                                                    --------------
Total Rights, Warrants and Certificates (Cost $1,912,335)                                3,655,021

                                                                        Shares
                                                                     -----------
INVESTMENT COMPANIES--0.7%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
Shares, 0.00%(6,7)                                                     1,031,016         1,031,016
Oppenheimer Institutional Money Market Fund, Cl. E,
0.23%(3,6)                                                             5,989,350         5,989,350
                                                                                    --------------
Total Investment Companies (Cost $7,020,366)                                             7,020,366

TOTAL INVESTMENTS, AT VALUE (COST $1,144,390,724)                           99.1%    1,076,443,913
Other Assets Net of Liabilities                                              0.9        10,122,241
                                                                       ---------    --------------
Net Assets                                                                 100.0%   $1,086,566,154
                                                                       =========    ==============

Footnotes to Statement of Investments

* May 28, 2010 represents the last business day of the Fund's quarterly period. See accompanying Notes.

(1.) Restricted security. The aggregate value of restricted securities as of May
     28, 2010 was $8,842,646, which represents 0.81% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                     UNREALIZED
                                         ACQUISITION                                APPRECIATION
SECURITY                                    DATES           COST         VALUE     (DEPRECIATION)
--------                              ----------------   ----------   ----------   --------------
Azure Dynamics Corp., Legend Shares   11/1/06-12/17/09   $5,045,314   $7,839,225    $ 2,793,911
Ivernia, Inc., Legend Shares                   4/20/05    4,001,452    1,003,421     (2,998,031)
                                                         ----------   ----------    -----------
                                                         $9,046,766   $8,842,646    $  (204,120)
                                                         ==========   ==========    ===========

(2.) Non-income producing security.


                4 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS May 28, 2010 (Unaudited)*

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 28, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        Principal                                      Principal
                                                          Amount                                        Amount
                                                       Shares/Units       Gross           Gross      Shares/Units
                                                     August 31, 2009    Additions       Reductions   May 28, 2010
                                                     ---------------   -----------     -----------   ------------
Agriterra Ltd.                                          40,000,000      10,000,000              --    50,000,000
Anvil Mining Ltd.                                        8,000,000              --              --     8,000,000
Arques Industries AG                                     2,250,000              --              --     2,250,000
Black Marlin Energy Holdings Ltd., Legend Shares                --      20,000,000(a)           --    20,000,000
Calvalley Petroleum, Inc., Cl. A                         9,000,000              --              --     9,000,000
Enablence Technologies, Inc.                            17,000,000              --              --    17,000,000
Endeavour Financial Corp. Wts., Strike Price
2.50CAD, Exp. 2/4/14                                     2,750,000              --       2,750,000            --
Endeavour Financial Corp., Legend Shares                 5,500,000              --       5,500,000            --
Ivernia, Inc.                                           13,300,000              --              --    13,300,000
Ivernia, Inc., 8% Cv. Sr. Nts., 4/27/13                  5,000,000              --              --     5,000,000
Ivernia, Inc., Legend Shares                             3,200,000              --              --     3,200,000
Nido Petroleum Ltd.                                     86,000,000              --      86,000,000            --
Opera Software ASA                                      18,000,000             500       1,000,500    17,000,000
Oppenheimer Institutional Money Market Fund, Cl. E      51,064,618     476,826,594     521,901,862     5,989,350
Uranium Participation Corp.                              5,000,000              --       5,000,000            --
Westport Innovations, Inc.(b)                              664,286              --              --       664,286
Westport Innovations, Inc., Legend Shares(b)             1,835,714              --       1,600,000       235,714
World Energy Solutions, Inc.                               600,000              --              --      600,000

                                                                                    Realized
                                                         Value         Income      Gain (Loss)
                                                     ------------     --------    ------------
Agriterra Ltd.                                       $  2,367,424     $     --    $         --
Anvil Mining Ltd.                                      25,009,502           --              --
Arques Industries AG                                    3,992,514           --              --
Black Marlin Energy Holdings Ltd., Legend Shares        7,126,568           --              --
Calvalley Petroleum, Inc., Cl. A                       28,392,246           --              --
Enablence Technologies, Inc.                            8,722,919           --              --
Endeavour Financial Corp. Wts., Strike Price
2.50CAD, Exp. 2/4/14                                           --           --       1,729,601
Endeavour Financial Corp., Legend Shares                       --           --         659,355
Ivernia, Inc.                                           4,170,468           --              --
Ivernia, Inc., 8% Cv. Sr. Nts., 4/27/13                14,253,136      293,699              --
Ivernia, Inc., Legend Shares                            1,003,421           --              --
Nido Petroleum Ltd.                                            --           --     (11,492,682)
Opera Software ASA                                     59,754,415           --         258,861
Oppenheimer Institutional Money Market Fund, Cl. E      5,989,350       35,328              --
Uranium Participation Corp.                                    --           --      (9,062,860)
Westport Innovations, Inc.(b)                                  --(c)        --              --
Westport Innovations, Inc., Legend Shares(b)                   --(c)        --       3,439,436
World Energy Solutions, Inc.                            1,753,136           --              --
                                                     ------------     --------    ------------

                                                     $162,535,099     $329,027    $(14,468,289)
                                                     ============     ========    ============

(a.) All or a portion is the result of a corporate action.

(b.) No longer an affiliate as of May 28, 2010.

(c.) The security is no longer an affiliate, therefore, the value has been excluded from this table.


                5 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS May 28, 2010 (Unaudited)*

(4.) The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

(5.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,026,226 or 0.09% of the Fund's net assets as of May 28, 2010.

(6.) Rate shown is the 7-day yield as of May 28, 2010.

(7.) Interest rate is less than 0.0005%.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of May 28, 2010 based on valuation input level:

                                                                              LEVEL 3--
                                          LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                          UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                        QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                        -------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                $ 52,262,439     $ 46,726,898           $--       $   98,989,337
   Consumer Staples                        17,176,519       20,439,327            --           37,615,846
   Energy                                 128,883,498      106,594,370            --          235,477,868
   Financials                              96,780,798      151,621,739            --          248,402,537
   Health Care                             17,198,567       22,390,725            --           39,589,292
   Industrials                              9,977,195               --            --            9,977,195
   Information Technology                  59,754,415       12,452,996            --           72,207,411
   Materials                              226,271,774       20,170,421            --          246,442,195
   Telecommunication Services               8,722,919               --            --            8,722,919
   Utilities                               20,058,038       31,338,752            --           51,396,790
Convertible Corporate Bonds and Notes              --       14,253,136            --           14,253,136
Options Purchased                                  --        2,694,000            --            2,694,000
Rights, Warrants and Certificates                  --        3,655,021            --            3,655,021
Investment Companies                        7,020,366               --            --            7,020,366
                                         ------------     ------------           ---       --------------
Total Investments, at Value               644,106,528      432,337,385            --        1,076,443,913
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                --           49,385            --               49,385
                                         ------------     ------------           ---       --------------
Total Assets                             $644,106,528     $432,386,770           $--       $1,076,493,298
                                         ------------     ------------           ---       --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts               $--     $    (17,129)          $--       $      (17,129)
                                         ------------     ------------           ---       --------------
Total Liabilities                                 $--     $    (17,129)          $--       $      (17,129)
                                         ------------     ------------           ---       --------------


                6 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS May 28, 2010 (Unaudited)*

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

Geographic Holdings           Value       Percent
-------------------      --------------   -------
Canada                   $  414,089,910     38.5%
Japan                       133,774,150     12.4
India                       102,649,698      9.5
Norway                       77,848,403      7.2
Australia                    73,652,054      6.8
Brazil                       56,761,868      5.3
United Kingdom               43,878,347      4.1
Cayman Islands               41,504,844      3.9
China                        36,003,011      3.3
British Virgin Islands       20,043,024      1.9
Russia                       14,000,000      1.3
Argentina                    13,625,000      1.3
Sweden                       10,327,897      1.0
United States                 9,714,366      0.9
United Arab Emirates          8,864,497      0.8
Hong Kong                     8,571,298      0.8
Indonesia                     4,775,608      0.4
Germany                       3,992,514      0.4
Island of Guernsey            2,367,424      0.2
                         --------------    -----
Total                    $1,076,443,913    100.0%
                         ==============    =====

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF MAY 28, 2010 ARE AS FOLLOWS:

                                               CONTRACT
                                                AMOUNT       EXPIRATION                 UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL    (000'S)         DATE         VALUE     APPRECIATION   DEPRECIATION
---------------------------------   --------   --------      ----------   ----------   ------------   ------------
CITIGROUP
Japanese Yen (JPY)                    Sell      634,219 JPY    6/1/10     $6,976,340      $49,048       $    --
JP MORGAN CHASE:
Canadian Dollar (CAD)                  Buy          287 CAD    6/1/10        273,171          337            --
Canadian Dollar (CAD)                 Sell        4,373 CAD    6/1/10      4,155,560           --         5,123
                                                                                          -------       -------
                                                                                              337         5,123
                                                                                          -------       -------
UBS INVESTMENT BANK:
Australian Dollar (AUD)               Sell          730 AUD    6/1/10        618,675           --        11,912
Japanese Yen (JPY)                    Sell       77,956 JPY    6/1/10        857,505           --            94
                                                                                          -------       -------
                                                                                               --        12,006
                                                                                          -------       -------
Total unrealized appreciation and depreciation                                            $49,385       $17,129
                                                                                          =======       =======


                7 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS May 28, 2010 (Unaudited)*

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since May 28, 2010 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's statement of investments has been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.


                8 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS May 28, 2010 (Unaudited)*

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.


                9 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS May 28, 2010 (Unaudited)*

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the


                10 | Oppenheimer International Small Company Fund

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS May 28, 2010 (Unaudited)*

contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 28, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,192,121,270
Federal tax cost of other investments       11,373,890
                                        --------------
Total federal tax cost                  $1,203,495,160
                                        ==============
Gross unrealized appreciation           $  166,872,299
Gross unrealized depreciation             (281,926,801)
                                        --------------
Net unrealized depreciation             $ (115,054,502)
                                        ==============


                11 | Oppenheimer International Small Company Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/28/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small Company Fund


By: /s/ William F. Glavin, Jr.
    ----------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 07/07/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ----------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 07/07/2010


By: /s/ Brian W. Wixted
    ----------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 07/07/2010